Exhibit 99.1

News Release

Investor Contact

Jay Spitzer

Investor.Relations@Adtalem.com

+1 312-906-6600

Media Contact

Britt Mitchell

AdtalemMedia@Adtalem.com

+1 872-270-0301

Adtalem Global Education Third Quarter Fiscal Year 2025 Results; Guidance Raised

Total enrollment up 9.8% YoY

Revenue up 12.9% YoY

Diluted earnings per share $1.59; Adjusted EPS $1.92, growth of 28.0% YoY

Third quarter highlights

●	Total student enrollment 94,223, up 9.8% year-over-year
●	Revenue $466.1 million, up 12.9% year-over-year
●	Chamberlain University achieved ninth straight quarter of total enrollment growth, up 6.8% year-over-year, highest total enrollment in university history
●	Walden University achieved seventh straight quarter of total enrollment growth, up 13.5% year-over-year
●	Medical & Veterinary segment achieved total enrollment growth, up 1.2% year-over-year
●	Robust momentum, GAAP net income $60.8 million; adjusted EBITDA $127.8 million, up 19.3% year-over-year
●	Growth with Purpose strategy generating significant returns

Capital allocation

●	Completed $300 million January 2024 Board-authorized share repurchase program on May 5, 2025, representing a substantial return for shareholders
●	New $150 million Board-authorized share repurchase program through May 2028
●	Net leverage 0.8x as of Mar. 31, 2025

Fiscal year 2025 guidance

●	Revenue $1,760 million to $1,775 million
●	Adjusted earnings per share $6.40 to $6.60

CHICAGO – May 8, 2025 – Adtalem Global Education Inc. (NYSE: ATGE), the leading healthcare educator in the United States, today reported third quarter fiscal year 2025 results (ended Mar. 31, 2025). The Company continues to transform higher education by training the next generation of professionals at an industry-leading scale.

“Our focus on delivering flexible, personalized, tech enabled and career relevant programs for today’s modern student has driven seven consecutive quarters of enrollment growth,” said Steve Beard, chairman and chief executive officer, Adtalem Global Education. “Rooted in operational excellence, our Growth with Purpose strategy continues to fuel sustainable returns. As a trusted pathway for aspiring healthcare professionals, we’re investing in innovative programs to meet rising demand, ensuring a skilled workforce that meets the needs of communities across the U.S.”

Financial Highlights

Selected financial data for the three months ended Mar. 31, 2025:

●	Revenue of $466.1 million increased 12.9% compared with the prior year
●	Operating income of $90.5 million, compared with $61.7 million in the prior year; adjusted operating income of $105.4 million, compared with $89.8 million in the prior year
●	Net income of $60.8 million, compared with $36.8 million in the prior year; adjusted net income of $73.3 million, compared with $59.4 million in the prior year
●	Diluted earnings per share of $1.59, compared with $0.93 in the prior year; adjusted earnings per share of $1.92, compared with $1.50 in the prior year
●	Adjusted EBITDA of $127.8 million, compared with $107.1 million in the prior year; adjusted EBITDA margin of 27.4%, compared with 25.9% in the prior year

Business Highlights

●	American University of the Caribbean School of Medicine (AUC) and Ross University School of Medicine (RUSM) achieved a combined 95% first-time residency attainment rate for 2024-2025 graduates[1], at least 95% attainment for the fourth consecutive year, placing more than 615 students and graduates into over 325 unique healthcare facilities with more than 130 students and graduates matching into partner clinical hospitals. The U.S. is projected to face a shortage of 187,000 physicians in 2037[2], exacerbating healthcare gaps, particularly in existing shortage areas. This year, more than 40% of AUC and RUSM residency placements will train in federally designated Medically Underserved Areas / Populations[3], expanding access to care in underserved urban and rural communities nationwide. More than 450 students and graduates matched into primary care residencies, with over 55% training in primary care Health Professional Shortage Areas[3].

●	Ross University School of Veterinary Medicine (RUSVM) ranked first among all universities in total graduates matched into highly competitive internships and residencies in 2025 through the Veterinary Internship and Residency Matching Program. For the last five years, RUSVM has been among the top schools for matching graduates into postgraduate opportunities, providing invaluable clinical experience in specialized fields such as surgery, cardiology, internal medicine and emergency care.
●	Walden University celebrated approximately 6,000 graduates at its 72nd commencement. Nursing, social, behavioral and other health degrees accounted for approximately 80% of the degrees awarded, further showcasing Adtalem's commitment to delivering qualified professionals at scale to the U.S. healthcare system.
●	Chamberlain University launched “You’ve Got This, We’ve Got You” a new brand campaign that focuses on the culture of caring and support at the No. 1 largest nursing school in the U.S.

Segment Highlights

Chamberlain

$ in millions	Three Months Ended March 31,
	2025	2024	% Change
Revenue	$192.6	$170.3	13.1%
Operating Income	$47.5	$43.3	9.6%
Adj. Operating Income	$47.5	$43.3	9.6%
Adj. EBITDA	$56.8	$50.5	12.6%
Total Students (4)	40,564	37,985	6.8%

●	Total student enrollment increased 6.8% compared with the prior year, driven by growth in pre-licensure and post-licensure nursing programs.

Walden

$ in millions	Three Months Ended March 31,
	2025	2024	% Change
Revenue	$178.4	$150.6	18.5%
Operating Income	$45.2	$23.6	91.6%
Adj. Operating Income	$48.0	$31.9	50.6%
Adj. EBITDA	$54.0	$35.9	50.6%
Total Students (4)	48,526	42,751	13.5%

●	Total student enrollment increased 13.5% compared with the prior year, driven by growth in healthcare and non-healthcare programs.

Medical and Veterinary

$ in millions	Three Months Ended March 31,
	2025	2024	% Change
Revenue	$95.0	$91.7	3.6%
Operating Income	$17.8	$22.8	(21.8)%
Adj. Operating Income	$17.9	$23.0	(21.9)%
Adj. EBITDA	$22.9	$27.0	(15.3)%
Total Students (4)	5,133	5,073	1.2%

●	Total student enrollment increased 1.2% compared to the prior year, driven by growth in veterinary.

Fiscal Year 2025 Outlook

Adtalem raises guidance for fiscal year 2025, with revenue in the range of $1,760 million to $1,775 million, approximately 11% to 12% growth year-over-year. Adjusted earnings per share to be in the range of $6.40 to $6.60, approximately 28% to 32% growth year-over-year.

Conference Call and Webcast Information

Adtalem will hold a conference call to discuss its third quarter fiscal year 2025 results today at 4:00 p.m. CT (5:00 p.m. ET).

The call can be accessed by dialing +1 877-407-6184 (U.S. participants) or +1 201-389-0877 (international participants) and stating “Adtalem earnings call” or by using conference ID:13752889. The call will be simulcast through the Adtalem investor relations website at: https://investors.adtalem.com.

Adtalem will archive a replay of the call for 30 days. To access the replay, dial +1 877-660-6853 (U.S.) or +1 201-612-7415 (international), conference ID: 13752889, or visit the Adtalem investor relations website.

About Adtalem Global Education

Adtalem Global Education is the leading provider of healthcare education in the U.S., shaping the future of healthcare by preparing a practice-ready workforce with high-quality academic programs. We innovate education pathways, align with industry needs and empower individuals to reach their full potential. Our commitment to excellence and access is reflected in our expansive network of institutions, serving over 90,000 students and supported by a strong community of approximately 350,000 alumni and nearly 10,000 dedicated employees. Visit Adtalem.com for more information and follow us on LinkedIn, Instagram and Facebook.

Cautionary Disclosure Regarding Forward-Looking Statements

Certain statements contained in this release are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact, which includes statements regarding Adtalem’s future growth. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “future,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “may,” “will,” “would,” “could,” “can,” “continue,” “preliminary,” “range,” and similar terms. These forward-looking statements are subject to risk and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risk factors described in Item 1A. “Risk Factors” of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and our other filings with the SEC. These forward-looking statements are based on information available to us as of the date any such statements are made, and Adtalem assumes no obligation to publicly update or revise its forward-

looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized, except as required by law.

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of special items that may be incurred in the future, although these special items could be material to Adtalem's results in accordance with GAAP.

1 First-time residency attainment rate is the percent of students attaining a 2025-26 residency position out of all graduates or expected graduates in 2024-25 who were active applicants in the 2025 NRMP match or who attained a residency position outside the NRMP match.

2 Health Resources & Services Administration (HRSA): https://bhw.hrsa.gov/data-research/projecting-health-workforce-supply-demand

3 Medically Underserved Areas and Health Professional Shortage Areas as defined by the U.S. Health Resources & Services Administration: What Is Shortage Designation? | Bureau of Health Workforce

4 Represents total students attending sessions during each institution’s most recent enrollment period in Q3 FY 2025 and Q3 FY 2024.

###

Adtalem Global Education Inc.

Consolidated Balance Sheets

(unaudited)

(in thousands)

	March 31,	June 30,
	2025	2024
Assets:
Current assets:
Cash and cash equivalents	$219,017	$219,306
Restricted cash	2,164	1,896
Accounts and financing receivables, net	162,972	126,833
Prepaid expenses and other current assets	66,190	70,050
Total current assets	450,343	418,085
Noncurrent assets:
Property and equipment, net	250,764	248,524
Operating lease assets	198,465	176,755
Deferred income taxes	33,157	49,088
Intangible assets, net	768,279	776,694
Goodwill	961,262	961,262
Other assets, net	119,664	103,184
Assets held for sale	7,825	7,825
Total noncurrent assets	2,339,416	2,323,332
Total assets	$2,789,759	$2,741,417
Liabilities and shareholders' equity:
Current liabilities:
Accounts payable	$98,709	$102,626
Accrued payroll and benefits	72,676	71,373
Accrued liabilities	86,491	96,957
Deferred revenue	247,811	185,272
Current operating lease liabilities	34,882	31,429
Total current liabilities	540,569	487,657
Noncurrent liabilities:
Long-term debt	552,186	648,712
Long-term operating lease liabilities	193,460	167,712
Deferred income taxes	33,589	29,526
Other liabilities	37,242	38,675
Total noncurrent liabilities	816,477	884,625
Total liabilities	1,357,046	1,372,282
Commitments and contingencies
Total shareholders' equity	1,432,713	1,369,135
Total liabilities and shareholders' equity	$2,789,759	$2,741,417

Adtalem Global Education Inc.

Consolidated Statements of Income

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024
Revenue	$466,055	$412,658	$1,331,184	$1,174,745
Operating cost and expense:
Cost of educational services	199,869	175,321	572,500	516,008
Student services and administrative expense	175,167	156,689	491,141	478,368
Restructuring expense	510	473	2,926	1,217
Business integration expense	—	18,450	—	30,621
Total operating cost and expense	375,546	350,933	1,066,567	1,026,214
Operating income	90,509	61,725	264,617	148,531
Interest expense	(13,074)	(16,560)	(41,465)	(48,910)
Other income, net	1,898	2,871	6,779	8,648
Income from continuing operations before income taxes	79,333	48,036	229,931	108,269
Provision for income taxes	(18,539)	(10,595)	(51,716)	(21,156)
Income from continuing operations	60,794	37,441	178,215	87,113
Discontinued operations:
Income (loss) from discontinued operations before income taxes	52	(832)	6,216	329
(Provision for) benefit from income taxes	(14)	212	(1,578)	(84)
Income (loss) from discontinued operations	38	(620)	4,638	245
Net income and comprehensive income	$60,832	$36,821	$182,853	$87,358

Earnings (loss) per share:
Basic:
Continuing operations	$1.64	$0.97	$4.76	$2.18
Discontinued operations	$0.00	$(0.02)	$0.12	$0.01
Total basic earnings per share	$1.64	$0.95	$4.88	$2.18
Diluted:
Continuing operations	$1.59	$0.94	$4.62	$2.13
Discontinued operations	$0.00	$(0.02)	$0.12	$0.01
Total diluted earnings per share	$1.59	$0.93	$4.74	$2.14

Weighted-average shares outstanding:
Basic shares	37,140	38,713	37,434	40,000
Diluted shares	38,233	39,636	38,583	40,874

Adtalem Global Education Inc.

Consolidated Statements of Cash Flows
(unaudited)

(in thousands)

	Nine Months Ended
	March 31,
	2025	2024
Operating activities:
Net income	$182,853	$87,358
Income from discontinued operations	(4,638)	(245)
Income from continuing operations	178,215	87,113
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	31,181	19,405
Amortization and impairments to operating lease assets	25,330	24,705
Depreciation	30,267	29,879
Amortization of acquired intangible assets	8,415	28,296
Amortization of debt discount and issuance costs	4,995	4,550
Provision for bad debts	46,854	35,741
Deferred income taxes	19,994	(4,650)
Loss on disposals and impairments of property and equipment	2,522	50
Gain on investments	(268)	(1,281)
Unrealized loss on assets held for sale	—	647
Changes in assets and liabilities:
Accounts and financing receivables	(80,613)	(73,661)
Prepaid expenses and other current assets	5,727	(2,484)
Cloud computing implementation assets	(21,959)	(19,262)
Accounts payable	(9,978)	12,632
Accrued payroll and benefits	1,406	15,671
Accrued liabilities	(10,449)	39,748
Deferred revenue	66,081	60,935
Operating lease liabilities	(17,839)	(28,448)
Other assets and liabilities	(6,068)	(2,475)
Net cash provided by operating activities-continuing operations	273,813	227,111
Net cash provided by operating activities-discontinued operations	4,394	8,396
Net cash provided by operating activities	278,207	235,507
Investing activities:
Capital expenditures	(31,337)	(32,316)
Proceeds from sales of marketable securities	3,120	626
Purchases of marketable securities	(2,048)	(498)
Net cash used in investing activities	(30,265)	(32,188)
Financing activities:
Proceeds from exercise of stock options	10,008	15,412
Employee taxes paid on withholding shares	(12,457)	(6,600)
Proceeds from stock issued under Colleague Stock Purchase Plan	922	581
Repurchases of common stock for treasury	(146,436)	(250,463)
Proceeds from issuance of long-term debt	9,873	1,896
Repayments of long-term debt	(109,873)	(51,896)
Net cash used in financing activities	(247,963)	(291,070)
Net decrease in cash, cash equivalents and restricted cash	(21)	(87,751)
Cash, cash equivalents and restricted cash at beginning of period	221,202	275,075
Cash, cash equivalents and restricted cash at end of period	$221,181	$187,324
Non-cash investing and financing activities:
Accrued capital expenditures	$12,410	$6,217
Accrued liability for repurchases of common stock	$4,879	$2,995
Accrued excise tax on share repurchases	$1,055	$3,257

Adtalem Global Education Inc.

Segment Information

(unaudited)

(in thousands)

	Three Months Ended				Nine Months Ended
	March 31,				March 31,
			Increase/(Decrease)				Increase/(Decrease)
	2025	2024	$	%	2025	2024	$	%
Revenue:
Chamberlain	$192,592	$170,338	$22,254	13.1%	$541,508	$466,487	$75,021	16.1%
Walden	178,418	150,607	27,811	18.5%	511,237	439,023	72,214	16.4%
Medical and Veterinary	95,045	91,713	3,332	3.6%	278,439	269,235	9,204	3.4%
Total consolidated revenue	$466,055	$412,658	$53,397	12.9%	$1,331,184	$1,174,745	$156,439	13.3%
Operating income (loss):
Chamberlain	$47,516	$43,349	$4,167	9.6%	$115,716	$97,313	$18,403	18.9%
Walden	45,194	23,585	21,609	91.6%	133,929	47,121	86,808	184.2%
Medical and Veterinary	17,800	22,759	(4,959)	(21.8)%	53,934	59,142	(5,208)	(8.8)%
Home Office	(20,001)	(27,968)	7,967	28.5%	(38,962)	(55,045)	16,083	29.2%
Total consolidated operating income	$90,509	$61,725	$28,784	46.6%	$264,617	$148,531	$116,086	78.2%

Non-GAAP Financial Measures and Reconciliations

We believe that certain non-GAAP financial measures provide investors with useful supplemental information regarding the underlying business trends and performance of Adtalem’s ongoing operations as seen through the eyes of management and are useful for period-over-period comparisons. We use these supplemental non-GAAP financial measures internally in our assessment of performance and budgeting process. However, these non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The following are non-GAAP financial measures used in the subsequent GAAP to non-GAAP reconciliation tables:

Adjusted net income (most comparable GAAP measure: net income) – Measure of Adtalem’s net income adjusted for restructuring expense, business integration expense, amortization of acquired intangible assets, write-off of debt discount and issuance costs, litigation reserve, asset impairments, loss on assets held for sale, debt modification costs, strategic advisory costs, and (income) loss from discontinued operations.

Adjusted earnings per share (most comparable GAAP measure: diluted earnings per share) – Measure of Adtalem’s diluted earnings per share adjusted for restructuring expense, business integration expense, amortization of acquired intangible assets, write-off of debt discount and issuance costs, litigation reserve, asset impairments, loss on assets held for sale, debt modification costs, strategic advisory costs, and (income) loss from discontinued operations.

Adjusted operating income (most comparable GAAP measure: operating income) – Measure of Adtalem’s operating income adjusted for restructuring expense, business integration expense, amortization of acquired intangible assets, litigation reserve, asset impairments, strategic advisory costs, loss on assets held for sale, and debt modification costs. This measure is applied on a consolidated and segment basis, depending on the context of the discussion.

Adjusted EBITDA (most comparable GAAP measure: net income) – Measure of Adtalem’s net income adjusted for (income) loss from discontinued operations, interest expense, other income, net, provision for income taxes, depreciation, amortization of acquired intangible assets, amortization of cloud computing implementation assets, stock-based compensation, restructuring expense, business integration expense, litigation reserve, asset impairments, strategic advisory costs, loss on assets held for sale, and debt modification costs. This measure is applied on a consolidated and segment basis, depending on the context of the discussion. Provision for income taxes, interest expense, and other income, net is not recorded at the reportable segments, and therefore, the segment adjusted EBITDA reconciliations begin with operating income.

Free cash flow (most comparable GAAP measure: net cash provided by operating activities-continuing operations) – Defined as net cash provided by operating activities-continuing operations less capital expenditures.

Net debt – Defined as long-term debt less cash and cash equivalents.

Net leverage – Defined as net debt divided by adjusted EBITDA.

A description of special items in our non-GAAP financial measures described above are as follows:

●	Restructuring expense primarily related to workforce reductions, costs to exit certain course offerings, and prior real estate consolidations at Adtalem’s home office. We do not include normal, recurring, cash operating expenses in our restructuring expense.
●	Business integration expense include expenses related to the Walden acquisition and certain costs related to growth transformation initiatives. We do not include normal, recurring, cash operating expenses in our business integration expense.
●	Amortization of acquired intangible assets.
●	Amortization of cloud computing implementation assets.
●	Write-off of debt discount and issuance costs related to prepayments of debt, reserves related to significant litigation, asset impairments related to adjusting certain operating lease assets and property and equipment as a result of adjusting carrying values to fair values, loss on assets held for sale related to adjusting those assets to estimated fair value less costs to sell, and debt modification costs related to refinancing our Term Loan B loan.
●	Strategic advisory costs related to expanding capabilities and bringing new capacities to market to further enhance our strategic position. We do not include normal, recurring, cash operating expenses in our strategic advisory costs.
●	(Income) loss from discontinued operations includes expense from ongoing litigation costs and settlements related to divestitures and the earn-outs we received.

Adtalem Global Education Inc.

Non-GAAP Operating Income by Segment

(unaudited)

(in thousands)

	Three Months Ended				Nine Months Ended
	March 31,				March 31,
			Increase/(Decrease)				Increase/(Decrease)
	2025	2024	$	%	2025	2024	$	%
Chamberlain:
Operating income (GAAP)	$47,516	$43,349	$4,167	9.6%	$115,716	$97,313	$18,403	18.9%
Restructuring expense	(23)	—	(23)		1,912	—	1,912
Adjusted operating income (non-GAAP)	$47,493	$43,349	$4,144	9.6%	$117,628	$97,313	$20,315	20.9%
Operating margin (GAAP)	24.7%	25.4%			21.4%	20.9%
Operating margin (non-GAAP)	24.7%	25.4%			21.7%	20.9%

Walden:
Operating income (GAAP)	$45,194	$23,585	$21,609	91.6%	$133,929	$47,121	$86,808	184.2%
Restructuring expense	—	—	—		—	(776)	776
Amortization of acquired intangible assets	2,805	8,286	(5,481)		8,415	28,296	(19,881)
Litigation reserve	—	—	—		(5,550)	18,500	(24,050)
Adjusted operating income (non-GAAP)	$47,999	$31,871	$16,128	50.6%	$136,794	$93,141	$43,653	46.9%
Operating margin (GAAP)	25.3%	15.7%			26.2%	10.7%
Operating margin (non-GAAP)	26.9%	21.2%			26.8%	21.2%

Medical and Veterinary:
Operating income (GAAP)	$17,800	$22,759	$(4,959)	(21.8)%	$53,934	$59,142	$(5,208)	(8.8)%
Restructuring expense	121	194	(73)		236	379	(143)
Adjusted operating income (non-GAAP)	$17,921	$22,953	$(5,032)	(21.9)%	$54,170	$59,521	$(5,351)	(9.0)%
Operating margin (GAAP)	18.7%	24.8%			19.4%	22.0%
Operating margin (non-GAAP)	18.9%	25.0%			19.5%	22.1%

Home Office:
Operating loss (GAAP)	$(20,001)	$(27,968)	$7,967	28.5%	$(38,962)	$(55,045)	$16,083	29.2%
Restructuring expense	412	279	133		778	1,614	(836)
Business integration expense	—	18,450	(18,450)		—	30,621	(30,621)
Asset impairments	6,442	—	6,442		6,442	—	6,442
Strategic advisory costs	5,100	—	5,100		5,100	—	5,100
Loss on assets held for sale	—	—	—		—	647	(647)
Debt modification costs	—	848	(848)		712	848	(136)
Adjusted operating loss (non-GAAP)	$(8,047)	$(8,391)	$344	4.1%	$(25,930)	$(21,315)	$(4,615)	(21.7)%

Adtalem Global Education:
Operating income (GAAP)	$90,509	$61,725	$28,784	46.6%	$264,617	$148,531	$116,086	78.2%
Restructuring expense	510	473	37		2,926	1,217	1,709
Business integration expense	—	18,450	(18,450)		—	30,621	(30,621)
Amortization of acquired intangible assets	2,805	8,286	(5,481)		8,415	28,296	(19,881)
Litigation reserve	—	—	—		(5,550)	18,500	(24,050)
Asset impairments	6,442	—	6,442		6,442	—	6,442
Strategic advisory costs	5,100	—	5,100		5,100	—	5,100
Loss on assets held for sale	—	—	—		—	647	(647)
Debt modification costs	—	848	(848)		712	848	(136)
Adjusted operating income (non-GAAP)	$105,366	$89,782	$15,584	17.4%	$282,662	$228,660	$54,002	23.6%
Operating margin (GAAP)	19.4%	15.0%			19.9%	12.6%
Operating margin (non-GAAP)	22.6%	21.8%			21.2%	19.5%

Adtalem Global Education Inc.

Non-GAAP Adjusted EBITDA by Segment

(unaudited)

(in thousands)

	Three Months Ended				Nine Months Ended
	March 31,				March 31,
			Increase/(Decrease)				Increase/(Decrease)
	2025	2024	$	%	2025	2024	$	%
Chamberlain:
Operating income (GAAP)	$47,516	$43,349	$4,167	9.6%	$115,716	$97,313	$18,403	18.9%
Restructuring expense	(23)	—	(23)		1,912	—	1,912
Depreciation	5,350	4,938	412		16,184	13,840	2,344
Amortization of cloud computing implementation assets	786	374	412		2,253	950	1,303
Stock-based compensation	3,178	1,795	1,383		10,290	6,791	3,499
Adjusted EBITDA (non-GAAP)	$56,807	$50,456	$6,351	12.6%	$146,355	$118,894	$27,461	23.1%
Adjusted EBITDA margin (non-GAAP)	29.5%	29.6%			27.0%	25.5%
Walden:
Operating income (GAAP)	$45,194	$23,585	$21,609	91.6%	$133,929	$47,121	$86,808	184.2%
Restructuring expense	—	—	—		—	(776)	776
Amortization of acquired intangible assets	2,805	8,286	(5,481)		8,415	28,296	(19,881)
Litigation reserve	—	—	—		(5,550)	18,500	(24,050)
Depreciation	1,951	1,835	116		5,428	5,735	(307)
Amortization of cloud computing implementation assets	763	379	384		2,242	946	1,296
Stock-based compensation	3,288	1,770	1,518		9,354	5,822	3,532
Adjusted EBITDA (non-GAAP)	$54,001	$35,855	$18,146	50.6%	$153,818	$105,644	$48,174	45.6%
Adjusted EBITDA margin (non-GAAP)	30.3%	23.8%			30.1%	24.1%
Medical and Veterinary:
Operating income (GAAP)	$17,800	$22,759	$(4,959)	(21.8)%	$53,934	$59,142	$(5,208)	(8.8)%
Restructuring expense	121	194	(73)		236	379	(143)
Depreciation	2,785	3,033	(248)		8,098	8,897	(799)
Amortization of cloud computing implementation assets	304	141	163		902	331	571
Stock-based compensation	1,848	851	997		5,613	3,687	1,926
Adjusted EBITDA (non-GAAP)	$22,858	$26,978	$(4,120)	(15.3)%	$68,783	$72,436	$(3,653)	(5.0)%
Adjusted EBITDA margin (non-GAAP)	24.0%	29.4%			24.7%	26.9%
Home Office:
Operating loss (GAAP)	$(20,001)	$(27,968)	$7,967	28.5%	$(38,962)	$(55,045)	$16,083	29.2%
Restructuring expense	412	279	133		778	1,614	(836)
Business integration expense	—	18,450	(18,450)		—	30,621	(30,621)
Asset impairments	6,442	—	6,442		6,442	—	6,442
Strategic advisory costs	5,100	—	5,100		5,100	—	5,100
Loss on assets held for sale	—	—	—		—	647	(647)
Debt modification costs	—	848	(848)		712	848	(136)
Depreciation	188	692	(504)		557	1,407	(850)
Stock-based compensation	1,949	1,484	465		5,924	3,105	2,819
Adjusted EBITDA (non-GAAP)	$(5,910)	$(6,215)	$305	4.9%	$(19,449)	$(16,803)	$(2,646)	(15.7)%
Adtalem Global Education:
Net income (GAAP)	$60,832	$36,821	$24,011	65.2%	$182,853	$87,358	$95,495	109.3%
(Income) loss from discontinued operations	(38)	620	(658)		(4,638)	(245)	(4,393)
Interest expense	13,074	16,560	(3,486)		41,465	48,910	(7,445)
Other income, net	(1,898)	(2,871)	973		(6,779)	(8,648)	1,869
Provision for income taxes	18,539	10,595	7,944		51,716	21,156	30,560
Operating income (GAAP)	90,509	61,725	28,784		264,617	148,531	116,086
Depreciation and amortization	14,932	19,678	(4,746)		44,079	60,402	(16,323)
Stock-based compensation	10,263	5,900	4,363		31,181	19,405	11,776
Restructuring expense	510	473	37		2,926	1,217	1,709
Business integration expense	—	18,450	(18,450)		—	30,621	(30,621)
Litigation reserve	—	—	—		(5,550)	18,500	(24,050)
Asset impairments	6,442	—	6,442		6,442	—	6,442
Strategic advisory costs	5,100	—	5,100		5,100	—	5,100
Loss on assets held for sale	—	—	—		—	647	(647)
Debt modification costs	—	848	(848)		712	848	(136)
Adjusted EBITDA (non-GAAP)	$127,756	$107,074	$20,682	19.3%	$349,507	$280,171	$69,336	24.7%
Adjusted EBITDA margin (non-GAAP)	27.4%	25.9%			26.3%	23.8%

Adtalem Global Education Inc.

Non-GAAP Earnings Disclosure

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024
Net income (GAAP)	$60,832	$36,821	$182,853	$87,358
Restructuring expense	510	473	2,926	1,217
Business integration expense	—	18,450	—	30,621
Amortization of acquired intangible assets	2,805	8,286	8,415	28,296
Write-off of debt discount and issuance costs, litigation reserve, asset impairments, loss on assets held for sale, and debt modification costs	8,180	1,961	3,342	21,108
Strategic advisory costs	5,100	—	5,100	—
Income tax impact on non-GAAP adjustments (1)	(4,134)	(7,260)	(4,821)	(19,355)
(Income) loss from discontinued operations	(38)	620	(4,638)	(245)
Adjusted net income (non-GAAP)	$73,255	$59,351	$193,177	$149,000
(1)	Represents the income tax impact of non-GAAP continuing operations adjustments that is recognized in our GAAP financial statements.

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2025	2024	2025	2024
Diluted earnings per share (GAAP)	$1.59	$0.93	$4.74	$2.14
Effect on diluted earnings per share:
Restructuring expense	0.01	0.01	0.08	0.03
Business integration expense	-	0.47	-	0.75
Amortization of acquired intangible assets	0.07	0.21	0.22	0.69
Write-off of debt discount and issuance costs, litigation reserve, asset impairments, loss on assets held for sale, and debt modification costs	0.21	0.05	0.09	0.52
Strategic advisory costs	0.13	-	0.13	-
Income tax impact on non-GAAP adjustments (1)	(0.11)	(0.18)	(0.12)	(0.47)
(Income) loss from discontinued operations	(0.00)	0.02	(0.12)	(0.01)
Adjusted earnings per share (non-GAAP)	$1.92	$1.50	$5.01	$3.65
Diluted shares used in non-GAAP EPS calculation	38,233	39,636	38,583	40,874

Note: May not sum due to rounding.

(1)	Represents the income tax impact of non-GAAP continuing operations adjustments that is recognized in our GAAP financial statements.

Adtalem Global Education Inc.

Non-GAAP Free Cash Flow Disclosure

(unaudited)

(in thousands)

	Twelve Months Ended
	FY24	FY24	FY25	FY25	FY25
	Q3	Q4	Q1	Q2	Q3
Net cash provided by operating activities-continuing operations (GAAP)	$276,843	$288,367	$291,820	$281,971	$335,069
Capital expenditures	(44,137)	(48,893)	(48,873)	(50,375)	(47,914)
Free cash flow (non-GAAP)	$232,706	$239,474	$242,947	$231,596	$287,155

Adtalem Global Education Inc.

Non-GAAP Net Leverage Disclosure

(unaudited)

(in thousands)

Twelve Months Ended
March 31, 2025
Adtalem Global Education:
Net income (GAAP)	$232,272
Income from discontinued operations	(3,457)
Interest expense	56,214
Other income, net	(8,673)
Provision for income taxes	56,784
Depreciation and amortization	62,129
Stock-based compensation	37,723
Restructuring expense	3,579
Business integration expense	3,594
Litigation reserve	(5,550)
Asset impairments	6,442
Strategic advisory costs	5,100
Debt modification costs	712
Adjusted EBITDA (non-GAAP)	$446,869

March 31, 2025
Long-term debt	$558,283
Less: Cash and cash equivalents	(219,017)
Net debt (non-GAAP)	$339,266

Net leverage (non-GAAP)	0.8 x